                      FLEXIBLE PREMIUM VARIABLE ANNUITY

                   THE OHIO NATIONAL LIFE INSURANCE COMPANY


SUPPLEMENT DATED NOVEMBER 1, 1997 TO THE PROSPECTUS DATED MAY 1, 1997

The following is added after the second sentence of the second paragraph under "DEDUCTION FOR RISK UNDERTAKINGS":

However, Ohio National Life has agreed that the deduction for these risk undertakings for contracts purchased on and after November 1, 1997 shall not be increased to more than the rate in effect at the time the contract is issued. Ohio National Life may discontinue this limitation on its right to increase the deduction, but only as to any contracts purchased after notice of such discontinuance.

                       OHIO NATIONAL VARIABLE ACCOUNT A

                       "TOP EXPLORER" VARIABLE ANNUITY

Supplement Dated September 24, 1997, to the Prospectus Dated May 1, 1997

The following is added under "Contingent Deferred Sales Charge" on page 7 of the prospectus:

If the contract owner uses values of at least $250,000 from an Ohio National Life fixed annuity to provide the initial purchase payment for a contract offered by this prospectus, this contract will be treated (for purposes of determining the contingent deferred sales charge) as if it were issued at the same time as the fixed annuity and as if any purchase payments made for the fixed annuity had been made for this contract.

                                   PROSPECTUS
                            FLEXIBLE PURCHASE PAYMENT
                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                        OHIO NATIONAL VARIABLE ACCOUNT A
                    THE OHIO NATIONAL LIFE INSURANCE COMPANY
                                ONE FINANCIAL WAY
                             CINCINNATI, OHIO 45242
                            TELEPHONE (513) 794-6452


This prospectus offers a multiple funded, flexible purchase payment, individual variable annuity contract that provides for the accumulation of values and the payment of annuity benefits on a variable and/or fixed basis. Unless specifically stated otherwise, only provisions relating to the variable portion of the contracts are described in this prospectus. The fixed portion ("Guaranteed Accumulation Account") is briefly described in an appendix to the Statement of Additional Information.

Variable annuities are designed to provide lifetime annuity payments which will vary with the investment results of the investment vehicle chosen. The accumulation value of a contract will vary with the investment performance of Ohio National Fund, Inc. (the "Fund") or of other eligible investment companies ("Other Funds"), prior to the annuity payout date, and the amount of each annuity payment will vary with the investment performance of the Fund or Other Fund subsequent to the commencement of annuity payments. There can be no assurance that the value of a contract during the years prior to the annuity payout date or the aggregate amount of annuity payments received after such date will equal or exceed the purchase payments made therefor.

The variable annuity contracts offered by this prospectus are designed for (1) annuity purchase plans adopted by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (the "Code"), qualifying for tax-deferred treatment pursuant to Section 403(b) of the Code, (2) other employee pension or profit-sharing trusts or plans qualifying for tax-deferred treatment under Section 401(a), 401(k) or 403(a) of the Code,
(3) individual retirement annuities qualifying for tax-deferred treatment under
Section 408 of the Code, (4) state and municipal deferred compensation plans and
(5) non-tax-qualified retirement plans.

The minimum purchase payment is $100. Payments after the first payment may be made at any time. Generally the maximum purchase payment is $100,000 per year.

Purchase payments are allocated to one or more subaccounts of Ohio National Variable Account A ("VAA") as directed by the contract owner. VAA is a separate account established by The Ohio National Life Insurance Company ("Ohio National Life"). The assets of VAA are invested in shares of the Fund, a mutual fund having 13 portfolios in which the contracts' assets may be invested: Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, Global Contrarian Portfolio, Aggressive Growth Portfolio, Core Growth Portfolio, Growth & Income Portfolio, S&P 500 Index Portfolio and Social Awareness Portfolio. Other Funds in which contract assets may be invested are (a) the Emerging Markets Fund of the Montgomery Variable Series and (b) the VIP High Income Portfolio, VIP Equity - Income Portfolio and VIP Growth Portfolio of the Variable Insurance Products Fund. (See the accompanying prospectuses of the Fund and of the Other Funds which also contain information about other portfolios that are not available for the contracts offered herein.)

All or part of the contract's accumulation value may be withdrawn before the annuity payout date. Amounts withdrawn may be subject to federal income tax penalties. A contingent deferred sales charge up to 7% of the amount withdrawn may be assessed. After the first year, up to 10% of the accumulation value may be withdrawn each year without this charge. Exercise of contract rights may be subject to the terms of any qualified employee trust or annuity plan under which a contract is purchased. This prospectus contains no information concerning such trusts or plans.

The contracts offered hereby may be revoked by the purchaser without penalty within 20 days of their delivery.

THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE. IT SETS FORTH THE INFORMATION ABOUT VAA AND THE VARIABLE ANNUITY CONTRACTS OFFERED BY THIS PROSPECTUS THAT YOU SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT VAA HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997 THE STATEMENT OF ADDITIONAL
INFORMATION IS INCORPORATED HEREIN BY REFERENCE AND IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING OR CALLING OHIO NATIONAL LIFE AT THE ABOVE ADDRESS. THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION IS ON PAGE 2.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE CURRENT PROSPECTUS OF OHIO NATIONAL FUND, INC.


                               May 1, 1997

                                TABLE OF CONTENTS

Fee Table..................................................3
     Financial Statements..................................4
The Ohio National Financial Services Group ................5
     Ohio National Life....................................5
     Ohio National Variable Account A .....................5
     Ohio National Fund, Inc...............................5
     Other Funds...........................................5
Distribution of Variable Annuity Contracts ................6
Deductions and Expenses....................................7
     Contingent Deferred Sales Charge .....................7
     Contract Administration Charge........................7
     Deduction For Administrative Expenses ................7
     Deduction For Risk Undertakings.......................8
     Transfer Fee..........................................8
     Deduction For State Premium Tax.......................8
     Fund Expenses.........................................8
Description of Variable Annuity Contracts .................8
     20-Day Free Look......................................8
     Accumulation Period...................................9
     Annuity Period.......................................12
     Contract Owner Inquiries.............................15
     Performance Data.....................................15
Federal Tax Status........................................15
IRA Disclosure Statement..................................19

                       STATEMENT OF ADDITIONAL INFORMATION

Custodian
Independent Certified Public Accountants
Underwriter
Calculation of Money Market Subaccount Yield
Total Return
Transfer Limitations
Financial Statements for VAA and Ohio National Life
Appendix: Loans Under Tax-Sheltered Annuities
          Guaranteed Accumulation Account

                            GLOSSARY OF SPECIAL TERMS

ACCUMULATION PERIOD - The period prior to the annuity payout date and during the lifetime of the annuitant.
ACCUMULATION UNIT - A unit of measure used to determine the value of contracts during the accumulation period.
ACCUMULATION VALUE - The cash value of an annuity contract before the annuity payout date.
ANNUITANT - Any natural person who is to receive or is receiving annuity payments and upon whose continuation of life annuity payments with life contingencies depend.
ANNUITY PAYOUT DATE - The date on which annuity payments are to begin.
ANNUITY PAYMENTS - Periodic payments made to an annuitant pursuant to an annuity contract.
ANNUITY UNIT - A unit of measure used to determine the second and subsequent variable annuity payments and reflecting the investment performance of the Fund. FUND - Ohio National Fund, Inc.
FUND SHARES - Shares of the Fund or of any Other Fund.
OTHER FUND - Any registered open-end investment company in which contract assets may be invested other than the Fund.
OWNER - During the lifetime of the designated annuitant and prior to the specified annuity payout date, the owner is the person in whose name the contract is registered. On and after the annuity payout date the annuitant becomes the owner. After the death of the annuitant, the beneficiary becomes the owner.
PURCHASE PAYMENTS - The amount of payments made by the owner or on his behalf under the annuity contract.
SETTLEMENT - The application of the accumulation value of an annuity contract under the settlement provisions contained therein.

SUBACCOUNT - The Equity subaccount, Money Market subaccount, Bond subaccount, Omni subaccount, International subaccount, Capital Appreciation subaccount, Small Cap subaccount, Global Contrarian subaccount, Aggressive Growth subaccount, Core Growth subaccount, Growth & Income subaccount, S&P 500 Index subaccount, Social Awareness subaccount, Emerging Markets subaccount, VIP High Income subaccount, VIP Equity - Income subaccount, VIP Growth subaccount, or any other subaccounts established under VAA.

VALUATION PERIOD - The period of time from one determination of accumulation unit and annuity unit values to their next determination. Such determination is made at the same time that the net asset value of Fund Shares is determined. See page 22 of the accompanying Fund prospectus, page 10 of the Emerging Markets Fund prospectus and page 27 of the Variable Insurance Products Fund prospectus.

1940 ACT - The Investment Company Act of 1940, as amended, or any similar successor federal legislation.

                                    FEE TABLE

CONTRACTOWNER TRANSACTION EXPENSES
Deferred Sales Load (as a percentage of            YEARS        PAYMENT
                                                   -----        -------
    value withdrawn; the                            1st          7%
    percentage varies with                          2nd          7%
    number of years from                            3rd          6%
    purchase payments to                            4th          5%
    which values relate)                            5th          4%
                                                    6th          2%
                                                    7th          1%
                                               8th and later     0%

Exchange (transfer) Fee                 $3 (currently no charge for the first 4 transfers per year)
Annual Contract Fee                     $35 (no fee if contract value exceeds $50,000)

VAA ANNUAL EXPENSES (as a percentage
   of average account value)
Mortality and Expense Risk Fees ***                     1.05%
Account Fees and Expenses                               0.25%
                                                        -----
Total VAA Annual Expenses                               1.30%

FUND ANNUAL EXPENSES (after fee waiver*)
    (as a percentage of the Fund's
         average net assets)                   MANAGEMENT        OTHER             TOTAL FUND
                                                 FEES           EXPENSES          EXPENSES

Equity                                          0.55%            0.19%             0.74%
Money Market*                                   0.25%            0.19%             0.44%
Bond                                            0.60%            0.19%             0.79%
Omni                                            0.58%            0.19%             0.77%
International                                   0.90%            0.25%             1.15%
Capital Appreciation                            0.80%            0.17%             0.97%
Small Cap                                       0.80%            0.16%             0.96%
Global Contrarian                               0.90%            0.39%             1.29%
Aggressive Growth                               0.80%            0.21%             1.01%
Core Growth**                                   0.95%            0.60%             1.55%
Growth & Income**                               0.85%            0.55%             1.40%
S&P 500 Index**                                 0.40%            0.20%             0.60%
Social Awareness**                              0.60%            0.25%             0.85%
Emerging Markets*                               0.23%            1.22%             1.45%
High Income                                     0.59%            0.12%             0.71%
Equity- Income                                  0.51%            0.07%             0.58%
Growth                                          0.61%            0.08%             0.69%

EXAMPLE - If you surrendered your contract at the end of the applicable time period, you would pay the following aggregate expenses on a $1,000 investment in each subaccount, assuming 5% annual return:

                                            1 YEAR           3 YEARS           5 YEARS        10 YEARS
                                            ------           -------           -------        --------

Equity                                        $94             $128              $160             $255
Money Market*                                  92              120               146              224
Bond                                           95              130               163              261
Omni                                           95              129               162              258
International                                  98              140               180              296
Capital Appreciation                           97              135               172              279
Small Cap                                      97              134               171              278
Global Contrarian                             100              144               187              310
Aggressive Growth                              97              136               173              283
Core Growth**                                 102              151               N/A              N/A
Growth & Income**                             101              147               N/A              N/A

S&P 500 Index**                            $   93            $ 124               N/A              N/A
Social Awareness**                             95              131               N/A              N/A
Emerging Markets*                             101              148               194              325
High Income                                    94              127               159              252
Equity - Income                                93              124               153              239
Growth                                         94              127               158              250

EXAMPLE - If you do not surrender your contract or you annuitize at the end of the applicable time period, you would pay the following aggregate expenses on the same investment:


                                            1 YEAR           3 YEARS           5 YEARS         10 YEARS
                                            ------           -------           -------         --------
Equity                                      $  23            $  69             $ 119            $ 255
Money Market*                                  20               60               104              224
Bond                                           23               71               122              261
Omni                                           23               70               120              258
International                                  27               82               140              296
Capital Appreciation                           25               76               131              279
Small Cap                                      25               76               130              278
Global Contrarian                              28               86               146              310
Aggressive Growth                              25               78               133              283
Core Growth**                                  31               94               N/A              N/A
Growth & Income**                              29               89               N/A              N/A
S&P 500 Index**                                21               65               N/A              N/A
Social Awareness**                             24               73               N/A              N/A
Emerging Markets*                              30               91               154              325
High Income                                    22               69               117              252
Equity - Income                                21               65               111              239
Growth                                         22               68               116              250

The purpose of the above table is to help you to understand the costs and expenses that a variable annuity contractowner will bear directly or indirectly. THE EXAMPLE INCLUDED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSE, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Note that the expense amounts shown in the example are aggregate amounts for the total number of years indicated. In the example, the annual fee is treated as if it were deducted as a percentage of assets, based upon the average account value for all contracts, including ones from which a portion of the contract fee may be paid from amounts invested in the general account. Neither the table nor the example reflect any premium taxes that may be applicable to a contract, which currently range from 0% to 3.5%. The above table and example reflect only the charges for contracts currently offered by this prospectus and not other contracts that may be offered by Ohio National Life. For further details, see DEDUCTION For STATE PREMIUM TAXES, page 8.

*For the Money Market Portfolio, management fees in excess of 0.25% are presently being waived by the Fund's investment adviser. Without the waiver, the Money Market Portfolio's Management Fee would be 0.30%, its Total Fund Annual Expenses would be 0.49%, and its expenses would total $92 for a $1,000 contract surrendered at the end of 1 year, $121 if surrendered at the end of 3 years, $148 if surrendered at the end of 5 years or $230 if surrendered at the end of 10 years. For a $1,000 contract not surrendered, the expenses without the waiver would be $20 for 1 year, $62 for 3 years, $106 for 5 years or $230 for 10 years. For the Emerging Markets Portfolio, 1.02% of the 1.25% management fee was waived by Montgomery Asset Management, L.P. in 1996. Without the waiver, the Emerging Markets Portfolio's Total Fund Annual Expenses would have been 2.47% and its expenses would total $110 for a $1,000 contract surrendered at the end of 1 year, $176 if surrendered at the end of 3 years, $241 if surrendered at the end of 5 years or $416 if surrendered at the end of 10 years. For a $1,000 contract not surrendered, the expenses without the waiver would be $40 for 1 year, $120 for 3 years, $203 for 5 years or $416 for 10 years.

** The "Other Expenses" (and, accordingly, the Total Fund Expenses) for the Core
   Growth, Growth & Income, S&P 500 Index and Social Awareness Portfolios are based on estimates.

*** The Mortality and Expense risk fees may be changed at any time, but may not be increased to more than 1.55%

FINANCIAL STATEMENTS

The complete financial statements of VAA and Ohio National Life, and the Independent Auditors' Reports thereon, may be found in the Statement of Additional Information.

                   THE OHIO NATIONAL FINANCIAL SERVICES GROUP

OHIO NATIONAL LIFE

Ohio National Life was organized under the laws of Ohio in 1909 as a stock life insurance company and became a mutual life insurance company in 1959. It writes life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $5.9 billion and equity in excess of $500 million. Its home office is located at One Financial Way, Cincinnati, Ohio 45242.

OHIO NATIONAL VARIABLE ACCOUNT A

VAA was established in 1969 by Ohio National Life as a separate account under Ohio law for the purpose of funding variable annuity contracts. Purchase payments for the variable annuity contracts are allocated to one or more subaccounts of VAA. Income, gains and losses, whether or not realized, from assets allocated to VAA are, as provided in the contracts, credited to or charged against VAA without regard to other income, gains or losses of Ohio National Life. The assets maintained in VAA will not be charged with any liabilities arising out of any other business conducted by Ohio National Life. Nevertheless, all obligations arising under the contracts, including the commitment to make annuity payments, are general corporate obligations of Ohio National Life. Accordingly, all of Ohio National Life's assets are available to meet its obligations under the contracts. VAA is registered as a unit investment trust under the 1940 Act.

The assets of the subaccounts of VAA are invested at net asset value (without an initial sales charge) in shares of corresponding portfolios of the Fund: the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio (a flexible portfolio fund), International Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, Global Contrarian Portfolio, Aggressive Growth Portfolio, Core Growth Portfolio, Growth & Income Portfolio, or Social Awareness Portfolio; assets of the Emerging Markets subaccount are invested in shares of the Emerging Markets Fund; assets of the VIP High Income subaccount, VIP Equity
- Income subaccount and VIP Growth subaccount are invested in corresponding Portfolios of the Variable Insurance Products Fund (VIP).

OHIO NATIONAL FUND, INC.

The Fund is a diversified, open-end, management investment company registered under the 1940 Act. The value of the Fund's investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in such investments to meet changes in economic conditions. The Fund receives investment advice, for a fee, from its investment adviser, Ohio National Investments, Inc., and from Societe Generale Asset Management Corp. (sub-adviser to the International and Global Contrarian Portfolios), T. Rowe Price Associates, Inc. (sub-adviser to the Capital Appreciation Portfolio), Founders Asset Management, Inc. (sub-adviser to the Small Cap Portfolio), Strong Capital Management, Inc. (sub-adviser to the Aggressive Growth Portfolio), Pilgrim Baxter & Associates, Ltd. (subadviser to the Core Growth Portfolio) and Robertson Stephens Investment Management, L.P. (subadviser to the Growth & Income Portfolio). For additional information concerning the Fund, including the investment objectives of each of its portfolios, see the attached Fund prospectus. Read the Fund prospectus carefully before investing. The Fund prospectus contains information about other portfolios that are not available for the contract offered herein.

OTHER FUNDS

The Other Funds are presently the Emerging Markets Fund and the High Income, Equity-Income and Growth Portfolios. The Emerging Markets Fund is a series of the Montgomery Funds III and is managed, for a fee, by Montgomery Asset Management, L.P. The VIP High Income, VIP Equity-Income and VIP Growth Portfolios are series of the Variable Insurance Products Fund (VIP) and are managed, for a fee, by Fidelity Management & Research Company. The Montgomery Fund III and the Variable Insurance Products Fund (VIP) are registered, open-end, investment companies the shares of which are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies. The value of investments in the Other Funds fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning the Other Funds, including their investment objectives, see their accompanying prospectuses. Read the prospectuses carefully before investing. (They contain information about additional funds that are not available for the contract offered herein.)

MIXED AND SHARED FUNDING

In addition to being offered to VAA, shares of the Fund are currently offered to other separate accounts of Ohio National Life in connection with variable annuity contracts and a separate account of Ohio National Life Assurance Corporation in connection with variable life insurance contracts. In the future, shares of the Fund may be offered to other insurance company separate accounts. Shares of the Other Funds are presently offered to variable annuity and variable life insurance separate accounts of other unaffiliated life insurance companies. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity separate accounts or for separate accounts of other life insurance companies to invest in Fund Shares. Although neither Ohio National Life nor the Fund currently foresees any such disadvantage, the Board of Directors of the Fund and of each Other Fund will monitor events in order to identify any material conflict between different types of contractowners and to determine what action, if any, should be taken in response thereto, including the possible withdrawal of VAA`s participation in the Fund or an Other Fund. Material conflicts could result from such things as (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Fund or of an Other Fund; or (4) differences between voting instructions given by different types of contractowners.

VOTING RIGHTS

Ohio National Life shall vote Fund Shares held in VAA at meetings of shareholders of the Fund or of any Other Fund in accordance with voting instructions received from contract owners. The number of Fund Shares for which an owner is entitled to give instructions will be determined by Ohio National Life in the manner described below, not more than 90 days prior to the meeting of shareholders. Proxy material will be distributed to each owner together with appropriate forms for giving voting instructions. Fund Shares held in VAA, for which no timely instructions are received, will be voted by Ohio National Life in proportion to the instructions which are received with respect to all contracts participating in VAA.

During the accumulation period, the number of Fund Shares for which instructions may be given to Ohio National Life is determined by dividing the variable accumulation value of a subaccount of the contract by the net asset value of a share of the corresponding portfolio of the Fund or Other Fund as of the same date. During the annuity payment period, the number of Fund Shares for which such instructions may be given is determined by dividing the actuarial liability for variable annuities in the course of payment by the net asset value of a Fund Share as of the same date. Generally, the number of votes tends to decrease as annuity payments progress.

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The variable annuity contracts are sold by Ohio National Life insurance agents who are also registered representatives of (a) The O.N. Equity Sales Company ("ONESCO"), a wholly-owned subsidiary of Ohio National Life, or (b) other broker-dealers that have entered into distribution agreements with Ohio National Equities, Inc. ("ONE, Inc.," another wholly-owned subsidiary of Ohio National
Life) which is the principal underwriter of the contracts. Each of ONESCO and the other broker-dealers is registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Ohio National Life pays ONE, Inc. 6.45% of purchase payments. ONE, Inc. then pays a portion of that amount to ONESCO and the other broker-dealers as compensation for their sales efforts. ONESCO and the other broker-dealers will remunerate their registered representatives from their own funds. Purchase payments on which no compensation is paid to registered representatives will not be included in amounts on which the sales compensation will be paid to ONE, Inc. To the extent that the amount of the contingent deferred sales charge received by Ohio National Life is not sufficient to recover the fee paid to ONE, Inc., any deficiency will be made up from Ohio National Life's general account assets which include, among other things, any profit from the mortality and expense risk charges.

                             DEDUCTIONS AND EXPENSES

CONTINGENT DEFERRED SALES CHARGE

No deduction for sales expense is made from purchase payments. A contingent deferred sales charge may be assessed by Ohio National Life when a contract is surrendered or a partial withdrawal is made to defray expenses relating to the sale of the contract, including compensation to sales personnel, cost of sales literature and prospectuses, and other expenses related to sales activity. The charge equals a percentage of the amount withdrawn. This percentage will vary with the number of years from the date the purchase payments were made (starting with the first purchase payment) as follows:

                         YEARS                    PAYMENT
                          1st                       7%
                          2nd                       7%
                          3rd                       6%
                          4th                       5%
                          5th                       4%
                          6th                       2%
                          7th                       1%
                     8th and later                  0%

On or after the first contract anniversary, partial withdrawals of not more than 10% of the accumulation value (as of the last day of the prior contract year) may be made without the imposition of the contingent deferred sales charge.

CONTRACT ADMINISTRATION CHARGE

Each year on the contract anniversary (or at the time of surrender of the contract), Ohio National Life will deduct a contract administration charge of $35 from the accumulation value to reimburse it for the expenses relating to the maintenance of the contract. This charge is not designed to produce a profit and Ohio National Life does not expect to recover from the charge any amount in excess of accumulated administrative expenses. There is no contract administration charge (a) for contracts having a value of at least $50,000 on the contract anniversary or (b) after the annuity payout date. Ohio National Life guarantees not to change the contract administration charge.

DEDUCTION FOR ADMINISTRATIVE EXPENSES

A deduction is made at the end of each valuation period equal to 0.25% on an annual basis of the contract value for administrative expenses. This deduction is not designed to produce a profit but to reimburse Ohio National Life for expenses incurred for accounting, auditing, legal, contract owner services, reports to regulatory authorities and contract owners, contract issue, etc., not covered by the contract administration charge.

DEDUCTION FOR RISK UNDERTAKINGS

Prior to the annuity payout date, Ohio National Life guarantees that the accumulation value of all contracts will not be affected by any excess of sales and administrative expenses over the deductions provided therefor. Ohio National Life also guarantees to pay a death benefit in the event of the annuitant's death prior to the annuity payout date (see Death Benefit, page 11). After the annuity payout date, Ohio National Life guarantees that variable annuity payments will not be affected by adverse mortality experience or expenses.

For assuming these risks, Ohio National Life, in determining the accumulation unit values and the annuity unit values for each subaccount, makes a deduction from the applicable investment results equal to 1.05% of the contract value on an annual basis. That deduction may be decreased by Ohio National Life at any time and may be increased not more frequently then annually to not more than 1.55% on an annual basis. Although Ohio National Life views the risk charge as an indivisible whole, of the amount currently being deducted, it has estimated that a reasonable allocation would be 0.55% for mortality risk, and 0.50% for expense risk. Although Ohio National Life hopes to realize a profit from this charge, if the deduction is insufficient to cover the actual risk involved, the loss will fall on Ohio National Life; conversely, if the deduction proves more than sufficient, the excess will be a gain to Ohio National Life.

TRANSFER FEE

A transfer fee of $3 (which may be increased to $15) is made for each transfer from one subaccount to another. The fee is charged against the subaccount from which the transfer is effected. No fee is charged for the first four transfers each year.

DEDUCTION FOR STATE PREMIUM TAX

Most states do not presently charge a premium tax for these contracts. Where a tax applies, the rates for tax-qualified contracts are presently 0.5% in California, 1.0% in Puerto Rico and West Virginia, 2.0% in Kentucky and 2.25% in the District of Columbia. For non-tax-qualified contracts, the rates are presently 1.0% in Puerto Rico, West Virginia and Wyoming, 1.25% in the South Dakota, 2.0% in Kansas, Kentucky and Maine, 2.25% in the District of Columbia, 2.35% in California and 3.5% in Nevada. Normally, any such applicable taxes will not be deducted until annuity payments begin. However, in Kansas, South Dakota and Wyoming, they are presently being deducted from purchase payments.

FUND EXPENSES
There are deductions from, and expenses paid out of, the assets of the Fund and of any Other Fund. These are described in the accompanying prospectuses of the Fund and of the Other Funds.

                    DESCRIPTION OF VARIABLE ANNUITY CONTRACTS

20-DAY FREE LOOK

The contract owner may revoke the contract at any time until the end of 20 days after receipt of the contract and receive a refund of the entire purchase price. To revoke, the owner must return the contract to Ohio National Life within the 20 day period. In those states where required by state law, the value of the contract as of the date of cancellation will be returned in lieu of the entire purchase price in case of revocation during the 20 day free look period.

ACCUMULATION PERIOD
PURCHASE PAYMENT PROVISIONS

The contracts provide for minimum purchase payments of $100 per payment and maximum payments of $100,000 per year. Ohio National Life may permit larger payments in its discretion. Subject to these limits, payments may be made at any time. Failure to make payments shall not constitute a default, but could result in involuntary termination (see Ohio National Life's Right to Terminate, page
10).

ACCUMULATION UNITS

Prior to the annuity payout date, the contract value is measured by accumulation units. Each purchase payment results in the crediting of accumulation units to the contract (see Crediting Accumulation Units, page 9). The number of accumulation units so credited remains constant but the dollar value of accumulation units will vary depending upon the investment results of the particular subaccount to which payments are allocated.

CREDITING ACCUMULATION UNITS

Completed application forms, together with a check for the first purchase payment, are forwarded to the home office of Ohio National Life for acceptance. Upon acceptance, a contract is issued to the contract owner, and the first purchase payment is then credited to the contract in the form of accumulation units. Initial purchase payments are credited not later than two business days after receipt if the application and all information necessary for processing the purchase payment are complete. If an application is not accepted within five business days, the purchase payment will be returned immediately to the applicant unless the applicant specifically consents to having Ohio National Life retain the purchase payment until the application is completed. After that, the purchase payment will be credited within two business days. Subsequent purchase payments are sent directly to the home office of Ohio National Life and are applied to provide that number of accumulation units (for each subaccount) determined by dividing the amount of the purchase payment by the value of the appropriate accumulation unit next computed after the payment is received at the home office of Ohio National Life.

ALLOCATION OF PURCHASE PAYMENTS

In the contract application, you may direct the allocation of your purchase payments among the subaccounts of VAA and the general account of Ohio National Life. The amount allocated to any subaccount or the general account must equal a whole percentage. The allocation of future purchase payments may be changed at any time upon written notice to the home office of Ohio National Life.

ACCUMULATION UNIT VALUE AND ACCUMULATION VALUE

The accumulation unit value of each subaccount of VAA was set at $10 when the first payment for these contracts was allocated to each subaccount. The accumulation unit value for any subsequent valuation period is determined by multiplying the accumulation unit value for the immediately preceding valuation period by the net investment factor (described below) for such subsequent valuation period. The accumulation value is determined by multiplying the total number of accumulation units (for each subaccount) credited to the contract by the accumulation unit value (for such subaccount) for the valuation period for which the accumulation value is being determined.

NET INVESTMENT FACTOR

The net investment factor is a quantitative measure of the investment results of each subaccount of VAA. The net investment factor for each subaccount for any valuation period is determined by dividing (a) by (b), then subtracting (c) from the result, where:

 (a)  is -

      (1) the net asset value of the corresponding Fund Share determined as of the end of a valuation period, plus

      (2) The per share amount of any dividends or other distributions declared for that portfolio by the Fund or an Other Fund if the "ex-dividend" date occurs during the valuation period, plus or minus

      (3) per share charge or credit for any taxes paid or reserved for which is determined by Ohio National Life to result from the maintenance or operation of that subaccount of VAA; (No federal income taxes are applicable under present law.)

 (b) is the net asset value of the corresponding Fund Share determined at the end of the preceding valuation period; and

 (c) is the deduction for administrative and sales expenses and risk undertakings. (See Deduction for Administrative Expenses, page 7, and, Deduction for Risk Undertakings, page 7.)

OHIO NATIONAL LIFE'S RIGHT TO TERMINATE

Ohio National Life may, at its option, require surrender of a contract on any anniversary when the accumulation value is less than $1,000. Such termination could have adverse tax consequences. (See Federal Tax Status, page 14.) Such termination will not be made on an individual retirement annuity (IRA) if a purchase payment has been made during the preceding two years, nor will it be made on an annuity funding a Section 403(b) salary reduction agreement.

SURRENDER AND PARTIAL WITHDRAWAL

Prior to the annuity payout date, or thereafter in the case of annuity Option 1(e) described below, the owner of a contract may surrender (totally withdraw the value of) his or her contract for its accumulation value or elect a partial (at least $100) withdrawal therefrom. These transactions may be subject to the contingent deferred sales charge described on page 7. That charge is a percentage of the total amount withdrawn. For example, if a partial withdrawal of $100 is requested during the first two years after the first purchase payment for which there are contract values, Ohio National Life would pay you $100, but the total amount deducted from the accumulation value would be $107.53 (i.e., $107.53 x 7% = $7.53). Unless otherwise specified, the withdrawal will be made pro-rata from the values of each subaccount. The amount available for withdrawal is the sum of the subaccount values less the contingent deferred sales charge, if any. In the case of a complete surrender, the amount payable is also reduced by the amount of the contract administration charge. Payment by Ohio National Life shall be made within seven days from the date of receipt of the request for such payment except as it may be deferred under the circumstances described below. Surrenders and partial withdrawals are limited or not permitted in connection with certain retirement plans. See Tax Deferred Annuities, page 17. For tax consequences of a surrender or withdrawal, see Federal Tax Status, page 16.

Occasionally Ohio National Life may receive a request for a surrender or partial withdrawal which includes contract values derived from purchase payments which have not cleared the banking system. Ohio National Life may delay mailing that portion which relates to such payments until the check for the purchase payment has cleared. Ohio National Life requires the return of the contract in the case of a complete surrender.

The right to withdraw may be suspended or the date of payment postponed (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange, as determined by the Securities and Exchange Commission, is restricted; (2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held in the Fund or Other Fund is not reasonably practical, or it is not reasonably practical to determine the value of the Fund's or Other Fund's net assets; or (3) or such other periods as the Commission may by order permit for the protection of security holders.

TRANSFERS AMONG SUBACCOUNTS

Contract values may be transferred from one subaccount to another upon the request of the owner. Transfers may be made at any time during the accumulation period. The amount of any such transfer must be at least $300 (or the entire value of the contract's interest in a subaccount, if less). Ohio National Life reserves the right to limit the number, frequency, method or amount of transfers. Transfers from any portfolio of the Fund or Other Fund on any one day may be limited to 1% of the previous day's total net assets of that portfolio if Ohio National Life or the Fund or Other Fund in its or their discretion, believes that the portfolio might otherwise be damaged. If and when transfers must be so limited, some transfer requests will not be made. In determining which requests will be made, scheduled transfers (pursuant to a pre-existing DCA program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. Contract owners whose transfer requests are not made will be so notified. Current SEC rules preclude us from processing at a later date those requests that were not made. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not made because of these limitations. After the annuity payout date, transfers among subaccounts can only be made once each calendar quarter. Such transfers may then be made without a transfer fee. (See Transfer Fee, page 8, and Transfers After Annuity Payout Date, page 14). Not more than 20% of a contract's guaranteed accumulation value (or $1,000, if greater) as of the beginning of a contract year may be transferred to variable subaccounts during that contract year.

SCHEDULED TRANSFERS (DOLLAR COST AVERAGING)

Ohio National Life administers a scheduled transfer ("DCA") program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount of at least $300, (a) from any variable subaccount(s) to any other subaccount(s), including the Guaranteed Accumulation Account, or (b) from the Guaranteed Accumulation Account to any other subaccount(s), if the DCA program is established at the time the contract is issued, the DCA program is scheduled to begin within 6 months of contract issue and the term of the DCA program does not exceed 2 years. For transfers from variable subaccounts, at least 12 transfers must be scheduled and the term of the DCA program may not exceed 5 years. Each DCA transfer must be at least $500 and at least 12 DCA transfers must be scheduled. No transfer fee is charged for DCA transfers. Ohio National Life may discontinue the DCA program at any time. You may also discontinue further DCA transfers by giving Ohio National Life written notice at least 7 business days before the next scheduled transfer.

DCA generally has the effect of reducing the risk of purchasing at the top, and selling at the bottom, of market cycles. DCA transfers from the General Accumulation Account or from a fund with a stabilized net asset value, such as the Money Market subaccount, will generally reduce the average total cost of indirectly purchasing Fund Shares because greater numbers of shares will be purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. Moreover, for transfers from a subaccount not having a stabilized net asset value, DCA will have the effect of reducing the average price of the shares being redeemed. DCA might also be used to systematically transfer accumulation values from variable subaccounts to the General Accumulation Account, in anticipation of retirement, in order to reduce the risk of making a single transfer during a low market.

TELEPHONE TRANSFERS

If the contract owner first submits a pre-authorization form to Ohio National Life, transfers may be made by telephoning Ohio National Life, between 9:00 a.m. and 3:30 p.m. (Eastern time) on days that it is open for business, at 1-800-635-3225. Ohio National Life will honor pre-authorized telephone transfer instructions from anyone who is able to provide the personal identifying information requested, but reserves the right to refuse to honor any such request if that seems prudent. Telephone transfer requests will not be honored after the annuitant's death. Ohio National Life will use reasonable procedures to confirm that telephone instructions are genuine. (Otherwise, Ohio National Life may be liable for any losses due to unauthorized or fraudulent instructions.) A written confirmation will be sent following each telephone transfer.

DEATH BENEFIT

In the event of the death of the annuitant and any contingent annuitant prior to the annuity payout date, the contract provides a death benefit to be paid to a designated beneficiary. The amount of the death benefit will be determined as of the date of the annuitant's death. It will be paid in a single sum into an interest-bearing checking account established in the beneficiary's name with Bank One, Springfield, Illinois, unless the owner or beneficiary elects settlement under one or more of the settlement options provided in the contract. The checking account will bear interest based upon then current money market rates. The beneficiary will then be able to write checks against such amount at any time and in any amount up to the total in the account. These checks must be for a minimum of $250.

The death benefit will be the contract value if, (a) on the date of death or (b) as of any contract anniversary date, the sum of all withdrawals exceeds the remaining contract value. Otherwise, the death benefit will be the greatest of:
(a) the contract value; or (b) the net of purchase payments less withdrawals; or
(c) the stepped-up death benefit amount if the contract has been in effect for at least 5 years. For the 5-year period beginning on the fifth contract anniversary, the stepped-up death benefit will be the greater of (i) the contract value as of the fifth anniversary or (ii) the net of purchase payments less withdrawals made on or before the fifth anniversary. At the beginning of each later 5-year period (until the annuitant attains age 70), the stepped up death benefit will be the greater of (i) the contract value on that date or (ii) the death benefit as of the last day of the preceding 5-year period. The stepped-up death benefit amount is increased by purchase payments and decreased by withdrawals made during each 5-year period after the fifth anniversary.

OHIO NATIONAL LIFE EMPLOYEE DISCOUNT

Ohio National Life and its affiliated companies offer a credit on the purchase of contracts by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional income under the contract. The amount of the credit equals 3.2% of all purchase payments made in the first contract year and 5.5% of purchase payments made in the second through sixth contract years. Ohio National Life credits the Guaranteed Accumulation Account of the eligible person's contract in the foregoing amounts at the time of each payment made by the eligible person.

TEXAS STATE OPTIONAL RETIREMENT PROGRAM

Under the Texas State Optional Retirement Program (the "Program"), purchase payments may be excluded from the gross income of state employees for federal tax purposes to the extent that such purchase payments do not exceed the exclusion allowance provided by the Code. The Attorney General of Texas has interpreted the Program as prohibiting any participating state employee from receiving the surrender value of a contract funding benefits under the Program prior to termination of employment or the state employee's retirement, death or total disability. Therefore, no surrender or partial withdrawal by a participant in the Program will be allowed until the first of these events occurs.

ANNUITY PERIOD
ANNUITY PAYOUT DATE

Annuity payments under a contract will begin on the annuity payout date. This date is selected by the owner at the time the contract is issued and must be at least 30 days after the contract date. It may be changed from time to time by the owner so long as the annuity payout date selected is the first day of any month at least 30 days after the date of such change. The contract restricts the annuity payout date to not later than the first of the month following the annuitant's 90th birthday; however, this restriction may be waived by mutual agreement between Ohio National Life and the owner.

The contracts include Ohio National Life's assurance that annuity payments will be paid for the lifetime of the annuitant in accordance with the annuity rates contained in the contract, regardless of actual mortality experience.

Other than in connection with annuity Option 1(e) described below, once annuity payments commence, the contract cannot be surrendered for cash except that, upon the death of the annuitant, the beneficiary shall be entitled to surrender the contract for the commuted value of any remaining period- certain payments. Surrenders and partial withdrawals from Option 1(e) are permitted at any time.

ANNUITY OPTIONS

The owner may elect one or more of the following annuity options, and may change such election anytime before the annuity payout date.

Option 1(a):    Life Annuity with installment payments for the lifetime of the annuitant (under this option it is possible for the annuitant to receive only one payment; this could happen if the annuitant should die before receiving the second payment; there is no residual value of the contract after annuitant's death).
Option 1(b):    Life Annuity with installment payments guaranteed for five years and continuing thereafter during the remaining lifetime of the annuitant.
Option 1(c):    Life Annuity with installment payments guaranteed for ten years and continuing thereafter during the remaining lifetime of the annuitant.
Option 1(d):    Installment Refund Life Annuity with payments guaranteed for a period certain and continuing thereafter during the remaining lifetime of the annuitant. The number of period-certain payments is equal to the amount applied under this option divided by the amount of the first payment.
Option 1(e):    Installment Refund annuity with payments guaranteed for a fixed number (up to thirty) of years. This option is available
                for variable annuities only. Although the deduction for risk undertakings is taken from annuity unit values, Ohio National
                Life has no mortality risk during the annuity payout period under this option.
Option 2(a):    Joint & Survivor Life Annuity with installment payments during the lifetime of an annuitant and continuing during the lifetime of a designated contingent annuitant (under this option it is possible for the annuitant and contingent annuitant to receive only one payment; this could happen if both were to die before receiving the second payment).
Option 2(b):    Joint & Survivor Life Annuity with installment payments
                guaranteed for ten years and continuing thereafter during the remaining lifetime of the annuitant or a designated contingent annuitant.

Other settlement options are available as agreed to by Ohio National Life.

Unless the contract owner directs otherwise, as of the annuity payout date the contract values will be applied to provide annuity payments pro-rata from each subaccount in the same proportion as the contract values immediately prior to the annuity payout date.

If no election is in effect on the annuity payout date, the accumulation value of the contract will be applied under Option 1(c) (except that certain contracts might require a Joint and Survivor Annuity pursuant to the Pension Reform Act of 1974, as amended) with the beneficiary as payee for any remaining period-certain installments payable after the death of the annuitant. Options 2(a) and 2(b) are available only with the consent of Ohio National Life if the contingent annuitant is not related to the annuitant.

The Internal Revenue Service has not ruled on the tax treatment of a commutable variable annuity. If you select Option 1(e), it is possible that the IRS could determine that the entire value of the annuity is fully taxable at the time you elect Option 1(e) or that variable annuity payments under this option should not be taxed under the annuity rules (see Federal Tax Status, page 16), which could result in your payments being fully taxable to you. Should the IRS so rule. Ohio National may be required to tax report up to the full value of the annuity to you as taxable income.

DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY PAYMENT

The first variable annuity payment is determined by applying the accumulation value for each subaccount in accordance with the settlement option tables contained in the contract. The rates contained in those tables depend upon the annuitant's (and any contingent annuitant's) age and sex and the option selected. Contracts issued to plans sponsored by employers subject to Title VII of the Civil Rights Act of 1964 or similar state statutes use annuity tables which do not vary with annuitant's sex. The accumulation value to be applied is determined at the end of a valuation period (selected by Ohio National Life and uniformly applied) not more than 10 valuation periods before the annuity payout date.

If the amount to be applied under an option is less than $5,000, the option shall not be available and accumulation value shall be paid in a single sum to the annuitant. If the first periodic payment under any option would be less than $25, Ohio National Life reserves the right to change the frequency of payments so that the first such payment is at least $25.

ANNUITY UNIT AND THE DETERMINATION OF SUBSEQUENT PAYMENTS

Subsequent variable annuity payments will vary to reflect the investment performance of each applicable subaccount. The amount of each subsequent payment is determined by annuity units. The number of annuity units for each subaccount is determined by dividing the dollar amount of the first annuity payment from each subaccount by the value of the subaccount annuity unit for the same valuation period used to determine the accumulation value of the contract applied to provide annuity payments. This number of annuity units remains fixed during the annuity payment period unless changed as provided below.

The annuity unit value for each subaccount was set at $10 for the valuation period as of which the first variable annuity payable from each subaccount of VAA was calculated. The annuity unit value for each subsequent valuation period equals the annuity unit value for the immediately preceding valuation period multiplied by the net investment factor (see page 9) for such subsequent valuation period and by a factor (0.9998925 for a one-day valuation period) to neutralize the assumed interest rate discussed below.

The dollar amount of each subsequent variable annuity payment is equal to the fixed number of annuity units for each subaccount multiplied by the value of the annuity unit for the valuation period.

The annuity rate tables contained in the contracts are based on the Progressive Annuity Mortality Table with compound interest at the effective rate of 4% per year. A higher interest assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments if annuity unit values were increasing (or a more rapidly falling series of subsequent annuity payments if annuity unit values were decreasing). A lower interest assumption would have the opposite effect. If the actual net investment rate were equal to the assumed interest rate, annuity payments would be level.

TRANSFERS AFTER ANNUITY PAYOUT DATE

After annuity payments have been made for at least 12 months, the annuitant can, once each calendar quarter, change the subaccount(s) on which variable annuity payments are based. On at least 30 days written notice to Ohio National Life at its home office, that portion of the periodic variable annuity payment directed by the annuitant will be changed to reflect the investment results of a different subaccount. The annuity payment immediately after such change will be the amount that would have been paid without such change. Subsequent payments will reflect the new mix of subaccount allocation.

OTHER CONTRACT PROVISIONS
ASSIGNMENT

Any amount payable in settlement of the contracts may not be commuted, anticipated, assigned or otherwise encumbered, or pledged as loan collateral to any person other than Ohio National Life. To the extent permitted by law, no such amounts shall be subject in any way to any legal process to subject them to payment of any claims against an annuitant before the annuity payout date. A tax-qualified contract may not, but a non-tax-qualified contract may, be collaterally assigned before the annuity payout date. Ownership of a tax-qualified contract may not be transferred except to (1) the annuitant, (2) a trustee or successor trustee of a pension or profit-sharing trust which is qualified under Section 401 of the Code, or (3) the employer of the annuitant provided that the contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Code for the benefit of the annuitant, or (4) as otherwise permitted by laws and regulations governing plans for which the contract may be issued. Ownership of a non-tax-qualified contract may be transferred.

PERIODIC REPORTS

Ohio National Life will furnish each owner, once each calendar quarter prior to the annuity payout date, a statement showing the number of accumulation units credited to the contract by subaccount and the accumulation unit value of each such unit as of the end of the preceding quarter. In addition, as long as the contract remains in effect, Ohio National Life will forward any periodic reports of the Fund or the Other Funds.

SUBSTITUTION FOR FUND SHARES

If investment in the Fund or any Other Fund is no longer possible or in Ohio National Life's judgment becomes inappropriate to the purposes of the contract, Ohio National Life may substitute one or more other mutual funds. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, no such substitution will be made without any necessary approval of the Securities and Exchange Commission. We may also add other investment portfolios of the Fund or of additional Other Funds as eligible investments of VAA.

CONTRACT OWNER INQUIRIES

Any questions from contract owners should be directed to Ohio National Life, Variable Annuity Administration, P.O. Box 2669, Cincinnati, Ohio 45201; telephone (513) 794-6452.

PERFORMANCE DATA

Ohio National Life may advertise performance data for the various portfolios of the Fund or Other Funds showing the percentage change in the value of an accumulation unit based on the performance of the applicable portfolio over a period of time (usually a calendar year). Such percentage change is determined by dividing the increase (or decrease) in value for the unit by the accumulation unit value at the beginning of the period. This percentage figure will reflect the deduction of any asset-based charges under the contract but will not reflect the deduction of any applicable contract administration charge or contingent deferred sales charge. The deduction of any applicable contract administration charge or contingent deferred sales charge would reduce any percentage increase or make greater any percentage decrease.

Any such advertising will also include average annual total return figures calculated as shown in the Statement of Additional Information. The average annual total return figures will reflect the deduction of applicable contract administration charges and contingent deferred sales charges as well as applicable asset-based charges.

Ohio National Life may also distribute sales literature comparing separate account performance to the Consumer Price Index or to such established market indexes as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, IBC's Money Fund Reports, Lehman Brothers Bond Indices, the Morgan Stanley Europe Australia Far East Index, Morgan Stanley World Index, Russell 2000 Index, or other variable annuity separate accounts.

                               FEDERAL TAX STATUS

The following discussion of federal income tax treatment of amounts received under a variable annuity contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. Tax laws can change, even with respect to contracts that have already been issued. Tax law revisions, with unfavorable consequences to contracts offered by this prospectus, could have retroactive effect on previously issued contracts or on subsequent voluntary transactions in previously issued contracts.

Ohio National Life is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the "Code"). Since the operations of VAA are a part of, and are taxed with, the operations of Ohio National Life, VAA is not separately taxed as a "regulated investment company" under Subchapter M of the Code.

As to tax-qualified contracts, no federal income tax is payable under present law on dividend income or capital gains distributions from Fund Shares held in VAA or upon capital gains realized by VAA on redemption of Fund Shares. When a non-tax-qualified contract is issued in connection with a deferred compensation plan or arrangement, all rights, discretions and powers relative to the contract are vested in the employer and you must look only to your employer for the payment of deferred compensation benefits. Generally, in that case, an annuitant will have no "investment in the contract" and amounts received by you from your employer under a deferred compensation arrangement will be taxable in full as ordinary income in the year of receipt.

The contracts described in this prospectus are considered annuity contracts under Section 72 of the Code, which generally provides for taxation of annuities. Under existing provisions of the Code, any increase in the accumulation value of the contract is not taxable to you as the owner or annuitant until you receive it, either in the form of annuity payments, as contemplated by the contract, or in some other form of distribution (provided that the owner of a non-tax qualified contract must be a natural person for this purpose). With certain exceptions, where the owner of a non-tax qualified contract is a non-natural person (corporation, partnership or trust) any increase in the accumulation value of the contract attributable to purchase payments made after February 28, 1986 will be treated as ordinary income received or accrued by the owner during the current tax year.

When annuity payments commence under the contract each payment is taxable under
Section 72 of the Code as ordinary income in the year of receipt if the annuitant has neither paid any portion of the purchase payments for the contract nor has previously been taxed on any portion of the purchase payments. If any portion of the purchase payments has been paid from or included in your taxable income, this aggregate amount will be considered your "investment in the contract." You will be entitled to exclude from your taxable income a portion of each annuity payment equal to your "investment in the contract" divided by the period of expected annuity payments, determined by your life expectancy and the form of annuity benefit. Once your "investment in the contract" is recovered, the entire portion of each annuity payment will be included in your taxable income.

If an election is made to receive the accumulated value in a single sum in lieu of annuity payments, any amount received or withdrawn in excess of the "investment in the contract" will normally be taxed as ordinary income in the year received. A partial withdrawal of contract values is taxable as income to the extent that the accumulated value of the contract immediately before the payment exceeds the "investment in the contract." Such a withdrawal is treated as a distribution of earnings first and only second as recovery of your "investment in the contract". Any part of the value of the contract that is assigned or pledged to secure a loan will be taxed as if it had been a partial withdrawal and may be subject to a penalty tax.

There is a penalty tax equal to 10% of any amount that must be included in gross income for tax purposes. The penalty will not apply to a redemption that is (1) received on or after the taxpayer reaches age 59-1/2; (2) made to a beneficiary on or after the death of the annuitant; (3) attributable to the taxpayer's becoming disabled; (4) made as a series of substantially equal periodic payments for the life of the annuitant (or joint lives of the annuitant and beneficiary);
(5) from a contract that is a qualified funding asset for purposes of a structured settlement; (6) made under an annuity contract that is purchased with a single premium and with an annuity payout date not later than a year from the

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
purchase of the annuity, or (7) incident to divorce. If an election is made not to have withholding apply to the early withdrawal or if an insufficient amount is withheld, the contract owner may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are not sufficient. Failure to provide your taxpayer identification number will automatically subject any payments under the contract to withholding.

TAX-DEFERRED ANNUITIES

Under the provisions of Section 403(b) of the Code, purchase payments made for annuity contracts purchased for employees by public educational institutions and certain tax-exempt organizations which are described in Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that the aggregate purchase payments plus any other amounts contributed to the purchase of a contract and toward benefits under qualified retirement plans do not exceed the exclusion allowance determined for the employee as set forth in Sections 403(b) and 415 of the Code. Employee contributions are, however, subject to social security (FICA) tax withholding. All amounts received by an employee under a contract, either in the form of annuity payments or cash withdrawal, will be taxed under Section 72 of the Code as ordinary income for the year received, except for exclusion of any amounts representing "investment in the contract." Under certain circumstances, amounts received may be used to make a "tax-free rollover" into one of the types of individual retirement arrangements permitted under the Code. Amounts received that are eligible for "tax-free rollover" will be subject to an automatic 20% withholding unless such amounts are directly rolled over from the tax-deferred annuity to the individual retirement arrangement.

With respect to earnings accrued and purchase payments made after December 31, 1988, pursuant to a salary reduction agreement under Section 403(b) of the Code, distributions may be paid only when the employee (a) attains age 59-1/2, (b) separates from the employer's service, (c) dies, (d) becomes disabled as defined in the Code, or (e) incurs a financial hardship as defined in the Code. In the case of hardship, cash distributions may not exceed the amount of such purchase payments. These restrictions do not affect rights to transfer investments among the subaccounts and do not limit the availability of transfers between tax-deferred annuities.

QUALIFIED PENSION OR PROFIT-SHARING PLANS

Under present law, purchase payments made by an employer or trustee, pursuant to a plan or trust qualified under Section 401(a) or 403(a) of the Code, are generally excludable from gross income of the employee. The portion, if any, of the purchase payments made by the employee, or which is considered taxable income to the employee in the year such payments are made, constitutes an "investment in the contract" under Section 72 of the Code for the employee's annuity benefits. Salary reduction payments to a profit sharing plan qualifying under Section 401(k) of the Code are generally excludable from gross income of the employee.

The Code requires that plans must prohibit any distribution to a plan participant prior to age 59-1/2, except in the event of death, total disability or separation from service. Distributions must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70-1/2. Premature distribution of benefits or contributions in excess of those permitted by the Code may result in certain penalties under the Code.

If an employee, or one or more of the beneficiaries, receives the total amounts payable with respect to an employee within one taxable year after age 59-1/2 on account of the employee's death or separation from service of the employer, any amount received in excess of the employee's "investment in the contract" may be taxed under special 5-year forward averaging rules. The taxpayer can elect to have that portion of a lump-sum distribution attributable to years of participation prior to January 1, 1974 given capital gains treatment. The percentage of pre-74 distribution subject to capital gains treatment decreases as follows: 100%, 1987; 95%, 1988; 75%, 1989; 50%, 1990; and 25%, 1991. For tax
years 1992 and thereafter no capital gains treatment is available (except that taxpayers who were age 50 before 1986 may still elect capital gains treatment). The employee receiving such a distribution may be able to make a "tax-free rollover" of the distribution less the employee's "investment in the contract" into another qualified plan in which the employee is a participant or into one of the types of individual retirement arrangements permitted under the Code. An employee's surviving spouse receiving such a distribution may be able to make a tax-free rollover to one of the types of individual retirement arrangements permitted under the Code. Amounts received that are eligible for "tax-free rollover" will be subject to an automatic 20% withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement.

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
INDIVIDUAL RETIREMENT ANNUITIES (IRA)

Section 408(b) of the Code provides that an individual may invest an amount up to $2,000 per year of earned income in an IRA and claim it as a personal tax deduction if such person or the person's spouse is not an "active participant" in an employer maintained qualified retirement plan or such person has adjusted gross income which does not exceed the "applicable dollar limit." For a single taxpayer, the applicable dollar limitation is $25,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $25,000-$35,000. For married couples filing jointly, the applicable dollar limitation is $40,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $40,000- $50,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $35,000 for individuals and $50,000 for married couples filing jointly. In the alternative, an individual otherwise qualified for an IRA may elect to contribute to an IRA for the individual and for the individual's non-working spouse, with the total deduction limited to $4,000.

Individuals are permitted to make non-deductible IRA contributions to the extent they are ineligible to make deductible IRA contributions. Any amount received from another qualified plan (including another individual retirement arrangement) which is eligible as a "tax-free rollover" may be invested in an IRA, and is not counted toward the overall contribution limit. Earnings on nondeductible IRA contributions are not subject to tax until they are withdrawn. The combined limit on designated nondeductible and deductible contributions for a tax year is the lesser of 100% of compensation or $2,000 ($4,000 in the case of an additional contribution to a spousal IRA).

Generally, distributions (all or part) made prior to age 59-1/2 (except in the case of death or disability) will result in a penalty tax of 10% plus ordinary income tax treatment of the amount received. Additionally, there is an excise tax of 6% of the amount contributed in excess of either the deductible limit or nondeductible limit, as indicated above, if such amount is not withdrawn prior to the filing of the income tax return for the year of contribution or applied as an allowable contribution for a subsequent year. The excise tax will continue to apply each year until the excess contribution is corrected. Distributions after age 59-1/2 are treated as ordinary income at the time received. Distributions must commence before April 1 following the year in which the individual reaches age 70-1/2. A 50% nondeductible excise tax is imposed on the excess in any tax year of the amount that should have been distributed over the amount actually distributed.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS)

Under Section 408 of the Code, employers may establish SEPPs for their employees. Under these plans the employer may contribute on behalf of an employee to an individual retirement account or annuity. The amount of the contribution is excludable from the employee's income.

Certain employees who participate in a SEPP will be entitled to elect to have the employer make contributions to a SEPP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to a SEPP, it is not treated as current taxable income to the employee. Elective deferrals under a SEPP are subject to an inflation-indexed limit which is $9,500 for 1997. Salary-reduction SEPPs are available only if at least 50% of the employees elect to have amounts contributed to the SEPP and if the employer has 25 or fewer employees at all times during the preceding year.

An employee may also take a deduction for individual contributions to the IRA, subject to the limits applicable to IRAs in general. Withdrawals from the IRAs to which the employer contributes must be permitted. These withdrawals, however, are subject to the general rules with respect to withdrawals from IRAs.

WITHHOLDING ON DISTRIBUTION

Distributions from tax-deferred annuities or qualified pension or profit sharing plans that are eligible for "tax-free rollover" will be subject to an automatic 20% withholding unless such amounts are directly rolled over to an individual retirement arrangement or another qualified plan. Federal income tax withholding on annuity payments is required. However, recipients of annuity payments are allowed to elect not to have the tax withheld. Such an election may be revoked at any time with respect to annuity payments and thereafter withholding would commence. Failure to provide your taxpayer identification number will automatically subject any payments under the contract to withholding.

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
                                   APPENDIX A
                            IRA DISCLOSURE STATEMENT

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your simplified employee pension IRA (SEPP-IRA) for employer contributions, or to one you purchase for your spouse (see "IRA for Non-working Spouse", page 19). You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 20 days after it is delivered (see page 8). This is a more liberal provision than is required in connection with IRA's. To exercise this "free-look" provision write or call the address shown below: The Ohio National Life Insurance Company

P. O. Box 2669
Cincinnati, Ohio 45201
Telephone: (513) 794-6452 - 8:30 a.m.  - 4:30 p.m.  (Eastern Time Zone)

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you or your spouse is not an "active participant" in an employer maintained qualified retirement plan or you have Adjusted Gross Income which does not exceed the "applicable dollar limit". IRA (or SEPP-IRA) contributions must be made by no later than the time you file your income tax return for that year. For a single taxpayer, the applicable dollar limitation is $25,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $25,000-$35,000. For married couples filing jointly, the applicable dollar limitation is $40,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $40,000-$50,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $35,000 for individuals and $50,000 for married couples filing jointly.

Contributions made by your employer to your SEPP-IRA are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEPP-IRA will be entitled to elect to have their employer make contributions to their SEPP-IRA on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEPP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEPP-IRA are subject to an inflation-adjusted limit which is $9,500 for 1997. Salary-reduction SEPP-IRAs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SEPP-IRA and if the employer has 25 or fewer employees at all times during the preceding year.

The IRA maximum annual contribution and your tax deduction is limited to the lesser of: (1) $2,000 or (2) 100% of your earned compensation. Contributions in excess of the deduction limits may be subject to penalty. See below.

Under a SEPP-IRA agreement, the maximum annual contribution which your employer may make on your behalf to a SEPP-IRA contract which is excludable from your income is the lesser of 15% of your salary or $22,500. An employee who is a participant in a SEPP-IRA agreement may make after-tax contributions to the SEPP-IRA contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

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
The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) $2,000 or (2) 100% of taxable alimony.

If you or your employer should contribute more than the maximum contribution amount to your IRA or SEPP-IRA, the excess amount will be considered an "excess contribution". You are permitted to withdraw an excess contribution from your IRA or SEPP-IRA before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions, page 19, for penalties imposed on withdrawal when the contribution exceeds $2,000).

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you will also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to $2,000 each may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs (ii) $4,000, or (iii) 100% of your combined gross income.

Contributions in excess of the contribution limits may be subject to a penalty. See above under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEPP-IRA and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later roll over such a contribution to another qualified retirement plan as long as you have not mixed it with IRA (or SEPP-IRA) contributions you have deducted from your income. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)

PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEPP-IRA be forfeited. To insure that your contributions will be used for your retirement, the federal tax law does not permit you to use your IRA or SEPP-IRA as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEPP-IRA to anyone. Use of an IRA (or SEPP-IRA) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% penalty tax if you are not at least age 59-1/2 or totally disabled. (You may, however, assign your IRA or SEPP-IRA without penalty to your former spouse in accordance with the terms of a divorce decree.)

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
You may surrender any portion of the value of your IRA (or SEPP-IRA). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age or 59-1/2 totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

The 10% penalty tax does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59-1/2 or are disabled.

DISTRIBUTION AT RETIREMENT

Once you have attained age 59-1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEPP-IRA) regardless of when you actually retire. You may elect to receive the distribution in either one sum or under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them.

INADEQUATE OR UNDER DISTRIBUTIONS - 50% TAX

Your IRA or SEPP-IRA is intended to provide retirement benefits over your lifetime. Thus, federal law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70-1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse). If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

DEATH BENEFITS

If you, (or your surviving spouse) die before receiving the entire value of your IRA (or SEPP-IRA), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary within one year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, the entire amount must be distributed at least as rapidly as if the owner had survived. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

PROTOTYPE STATUS

The Internal Revenue Service has been requested to review the format of your SEPP, and to issue an opinion letter to Ohio National Life stating that your IRA qualifies as a prototype SEPP.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

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